UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 15, 2007
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                    1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

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ITEM 7.01    REGULATION FD DISCLOSURE


In a publicly accessible conference call on February 15, 2007, we released revised guidance for results of operations for the remaining three quarters of fiscal 2007 and for the fiscal year ending September 30, 2007.
Our revised guidance is now $0.00 - $0.02 per share for the second quarter of fiscal 2007, $0.02 - $0.04 per share for the third quarter of fiscal 2007, $0.12 - $0.15 per share for the fourth quarter of fiscal 2007 and $0.17 - $0.22 per share for the fiscal year ending September 30, 2007.


A telephonic replay of the conference call will be available on the registrant's website until February 25, 2007.

The information, including the exhibit, the registrant furnished in this report is not deemed "filed" for purposes of section 18 of the Securities Act of 1934, as amended, or otherwise subject to liabilties of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   February 15, 2007
    ----------------------

                                    By: /s/ Randy J. Kempf
                                        --------------------------
                                            Randy J. Kempf
                                            Principal Executive Officer,
                                            President and Director






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